SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                                  --------

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              October 10, 2006
                               Date of Report
                     ---------------------------------
                     (Date of Earliest Event Reported)


                            ATLAS MINING COMPANY
           ------------------------------------------------------
           (Exact name of Registrant as Specified in its Charter)


                           630 EAST MULLAN AVENUE
                            OSBURN, IDAHO 83849
                  ----------------------------------------
                  (Address of Principal Executive Offices)


                               (208) 556-1181
                      -------------------------------
                      (Registrant's Telephone Number)

     IDAHO                       000-31380                    82-0096527
--------------------------     --------------             -----------------
(State or other jurisdiction  (Commission File               (IRS Employer
 of incorporation)                Number)               Identification No.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     On October 10, 2006, Atlas Mining Company sent its annual shareholders letter to investors. Said shareholder letter is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Letter to Shareholders dated October 10, 2006.




                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATLAS MINING COMPANY


                                   BY: /s/ William T. Jacobson
                                   --------------------------------------
                                           WILLIAM T. JACOBSON


DATE: October 10, 2006